Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitements And Contingencies Disclosures [Abstract]
COMMITMENTS AND CONTINGENCIES

11.    COMMITMENTS AND CONTINGENCIES:

The commencement of the chapter 11 proceedings automatically stayed certain actions against the Company, including actions to collect prepetition liabilities or to exercise control over the property of the Company’s bankruptcy estates, and the Company has obtained from the Bankruptcy Court authority to pay certain prepetition claims in the ordinary course of business notwithstanding the commencement of the chapter 11 proceedings. A future plan of reorganization in the chapter 11 proceedings, when confirmed, will provide for the treatment of claims against the Company’s bankruptcy estates, including prepetition liabilities that have not otherwise been satisfied or addressed during the chapter 11 proceedings.

Indebtedness Claims

The chapter 11 filings by the Company and its various subsidiaries, including Ultra Resources, constituted events of default under the Company’s debt agreements. See Note 5 of this Annual Report on Form 10-K for more information about the debt agreements. On or around September 1, 2016, many of the holders of this indebtedness filed proofs of claim with the Bankruptcy Court, asserting claims for the outstanding balance of the indebtedness, unpaid interest that had accrued by the petition dates, interest that has accrued since the petition dates (including interest at the default rates under the debt agreements), make-whole amounts, and other fees and obligations under the debt agreements. On December 29, 2016, holders of certain Senior Notes (as defined below) filed a complaint initiating an adversary proceeding against us in our chapter 11 cases. In the complaint, among other matters, the noteholders allege that there is a make-whole amount due under the Senior Notes as a result of our filing the chapter 11 cases, which they assert is “no less than $200,725,869, exclusive of any interest thereon.” On January 13, 2017, holders of certain other Senior Notes intervened to join the adversary proceeding as plaintiffs. On January 30, 2017, we filed a motion to dismiss the complaint. On February 10, 2017, both noteholder groups objected to our motion to dismiss. On February 13, 2017, the Court set a briefing schedule and a hearing date for April 20, 2017 for resolution of the make-whole and interest claims. At this time, we are not able to determine the likelihood or range of amounts attributable to claims for postpetition interest, make-whole amounts, or other fees and obligations under the debt agreements. We anticipate these claims will be resolved during our chapter 11 proceedings, although it is possible resolution of some of these matters could occur after we emerge from chapter 11.

Rockies Express Pipeline

On February 26, 2016, we received a letter from Sempra Rockies Marketing, LLC (“Sempra”) alleging that we were in breach of our Capacity Release Agreement, dated March 5, 2009 (the “Capacity Agreement”), resulting from nonpayment of fees for transportation service and notifying us that Sempra was authorized to recall the capacity released to us under the Capacity Agreement and to pursue any claims for damages or other remedies to which Sempra was entitled. On March 8, 2016, we received a letter from Sempra notifying us that Sempra was exercising its alleged right to permanently recall the 50,000 MMBtu/day of capacity on the Rockies Express Pipeline pursuant to the Capacity Agreement and that the recall would be effective as of March 9, 2016. On August 25, 2016, Sempra filed a proof of claim with the Bankruptcy Court for approximately $63.8 million. On October 28, 2016, we filed an objection to Sempra’s proof of claim. On December 20, 2016, Sempra filed a response to the Company’s objection. On November 28, 2016, the Bankruptcy Court entered a scheduling order establishing March 2, 2017 as the trial date for the claim objection. On January 23, 2017, the Bankruptcy Court entered an updated scheduling order establishing April 18, 2017 as the trial date for the claim objection. Our estimate of the potential exposure in connection with the Capacity Agreement and Sempra’s claim filed in our chapter 11 proceedings ranges from $4.2 million, which represents amounts Sempra paid to Rockies Express attributable to the capacity released to us under the Capacity Agreement prior to Sempra’s recalling such capacity, to $63.8 million. We anticipate Sempra’s claims will be resolved through our chapter 11 proceedings.

On April 4, 2016, we received a demand for payment and notice of enforcement from Rockies Express Pipeline LLC (“REX”) in connection with the transportation agreement related to the Rockies Express Pipeline, pursuant to which Rockies Express demanded payment from us of $303.2 million by April 20, 2016. On April 14, 2016, REX filed a lawsuit against us in Harris County, Texas alleging breach of contract and seeking damages related to the alleged breach. On August 26, 2016, REX filed a proof of claim with the Bankruptcy Court for $303.3 million. The Company objected to REX’s proof of claim. On January 12, 2017, REX and the Company entered into a settlement agreement resolving REX’s proof of claim. Pursuant to the settlement, we agreed to make a cash payment to REX of $150.0 million six months after the Company emerges from chapter 11, but no later than October 30, 2017, and to provide REX an allowed general unsecured claim under our Plan in that amount. Additionally, in connection with the settlement, we agreed to enter into, with REX, a new seven-year agreement, commencing December 1, 2019, for firm transportation service on the Rockies Express Pipeline, west-to-east, of 200,000 dekatherms per day at a rate of approximately $0.37 per dekatherm, or approximately $26.8 million annually. The settlement with REX has been submitted to the Bankruptcy Court for approval and will be implemented in connection with the plan of reorganization.

Royalties

On April 19, 2016, the Company received a preliminary determination notice from the Office of Natural Resources Revenue (“ONRR”) asserting that the Company’s allocation of certain processing costs and plant fuel use at certain processing plants were impermissibly charged as deductions in the determination of royalties owed under Federal oil and gas leases. During the second quarter of 2016, the Company responded to the preliminary determination asserting the reasonableness of its allocation methodology of such costs, noting several matters we believed should have been considered in the preliminary determination notice. The ONRR unbundling review could ultimately result in an order for payment of additional royalties under the Company’s Federal oil and gas leases for current and prior periods. On October 27, 2016, ONRR filed a proof of claim with the Bankruptcy Court asserting approximately $35.1 million in claims attributable to the Company’s royalty calculations. The Company is not able to determine the likelihood or range of any additional royalties or, if and when assessed, whether such amounts would be material.

Oil Sales Contract

On April 29, 2016, the Company received a letter from counsel to Sunoco Partners Marketing & Terminals L.P. (“SPMT”) asserting that (1) the Company had breached, by anticipatory repudiation, a contract for the purchase and sale of crude oil between Ultra Resources and SPMT and (2) the contract was terminated. In the letter, SPMT demanded payment for damages resulting from the breach in the amount of $38.6 million. On August 31, 2016, SPMT filed a proof of claim with the Bankruptcy Court for $16.9 million. We dispute SPMT’s positions in the letter and its proof of claim. On December 13, 2016, we filed an objection to SPMT’s proof of claim, and on December 14, 2016, we filed an adversary proceeding against SPMT related to its breach of the contract during the prepetition period. On January 18, 2017, SPMT filed a reply to our objection SPMT’s proof of claim and an answer to our complaint in the adversary proceeding. At this time, we are not able to determine the likelihood or range of damages owed to SPMT, if any, related to this matter, or, if and when such amounts are assessed, whether such amounts would be material. SPMT is a member of our official committee of unsecured creditors. We anticipate SPMT’s claims will be resolved through our chapter 11 proceedings.

The Company is a party, with Big West Oil, LLC (“Big West”), to several prepetition contracts (the “Crude Contracts”) for the purchase and sale of crude oil. On April 26, 2016, Big West Oil LLC (“Big West”) and the Company entered into a Temporary Suspension of Contracts and Interim Crude Oil Purchase and Sale Agreement (“Suspension Agreement”), pursuant to which the parties suspended performance under the prepetition contracts. On August 30, 2016, Big West filed a proof of claim with the Bankruptcy Court for $32.6 million. The Company objected to Big West’s proof of claim. On January 20, 2017, Big West and the Company reached an agreement settling and resolving Big West’s proof of claim. Pursuant to the settlement, we agreed to make a cash payment to Big West, within six months of our emergence from chapter 11, of $17.35 million to provide Big West with an allowed general unsecured claim against all of the Ultra Entities in that amount and that all of our prepetition contracts with Big West, including the Suspension Agreement, would be rejected (with no additional damages other than the $17.35 million payment) in connection with our plan of reorganization. Additionally, in connection with the settlement, we and Big West agreed to enter into two new, two-year, contracts for the purchase and sale of crude oil we produce in Wyoming and Utah. The settlement with Big West has been submitted to the Bankruptcy Court for approval and will be implemented in connection with the plan of reorganization.

Operating Lease

During December 2012, the Company sold its system of pipelines and central gathering facilities (the “Pinedale LGS”) and certain associated real property rights in the Pinedale Anticline in Wyoming and entered into a long-term, triple net lease agreement (the “Pinedale Lease Agreement”) relating to the use of the Pinedale LGS. The Pinedale Lease Agreement provides for an initial term of 15 years and potential successive renewal terms of 5 years or 75% of the then remaining useful life of the Pinedale LGS at the sole discretion of the Company. Annual rent for the initial term under the Pinedale Lease Agreement is $20.0 million (as adjusted annually for changes based on the consumer price index) and may increase if certain volume thresholds are exceeded. The lease is classified as an operating lease. The Company currently projects that lease payments related to the Pinedale Lease Agreement will total approximately $229.9 million.

All of the Company’s lease obligations are related to leases that are classified as operating leases. These leases contain certain provisions that could result in accelerated lease payments. The Company has considered the effect of these provisions on minimum lease payments in its lease classification analysis and has determined that the default provisions do not impact classification of any the Company’s operating leases.

Office space lease

The Company maintains office space in Colorado, Texas, Wyoming and Utah with total remaining commitments for office leases of $6.6 million at December 31, 2016; ($1.3 million in 2017; $1.2 million in 2018; $1.2 million in 2019; $1.2 million in 2020; and $1.1 million in 2021 with the remainder due beyond five years).

During the years ended December 31, 2016, 2015 and 2014, the Company recognized expense associated with its office leases in the amount of $1.5 million, $1.3 million, and $1.0 million, respectively.

Delivery Commitments

With respect to the Company’s natural gas production, from time to time the Company enters into transactions to deliver specified quantities of gas to its customers. As of February 9, 2017, the Company has long-term natural gas delivery commitments of 2.8 MMMBtu in 2018 under existing agreements. As of February 9, 2017, the Company has long-term crude oil delivery commitments of 1.6 MMBbls in 2017, 1.7 MMBbls in 2018 and 0.3 MMBbls in 2019 under existing agreements. None of these commitments require the Company to deliver gas or oil produced specifically from any of the Company’s properties, and all of these commitments are priced on a floating basis with reference to an index price. In addition, none of the Company’s reserves are subject to any priorities or curtailments that may affect quantities delivered to its customers, any priority allocations or price limitations imposed by federal or state regulatory agencies or any other factors beyond the Company’s control that may affect its ability to meet its contractual obligations other than those discussed in Item 1A. “Risk Factors”. If for some reason our production is not sufficient to satisfy these commitments, subject to the availability of capital, we could purchase volumes in the market or make other arrangements to satisfy the commitments.

Other Claims

The Company is party to a lawsuit related to disputes with respect to overriding royalty interests in certain of our operated leases in Pinedale, Wyoming. At this time, no determination of the outcome of these claims can be made, and as no damage claim amount has been asserted by the claimants, we cannot reasonably estimate the potential impact of these claims. We intend to defend this case vigorously, and expect these claims to be resolved in our chapter 11 proceedings. The Company is currently involved in various routine disputes and allegations incidental to its business operations. While it is not possible to determine the ultimate disposition of these matters, the Company believes that the resolution of all such pending or threatened litigation is not likely to have a material adverse effect on the Company’s financial position or results of operations.